                                                                    Exhibit 99.9


                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FF6


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE


                                  MAY 11, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                       (WINCHESTER CAPITAL LOGO)
WINCHESTER CAPITAL - HEL / RESI B&C - STRATIFICATION TABLES

1. FICO
2. LTV
3. DTI
4. Occupancy Type
5. WAC
6. IO Type
7. Loan Documentation Type
8. Others
9. Credit Grades
10. Top 10 Cities

1. FICO

                                                                                      PERCENTAGE OF AGGREGATE COLLATERAL
                                                                          ----------------------------------------------------------
                                                                                                      FICO
              Loan      $ Avge                                            ----------------------------------------------------------
FICO          Count   Loan Amount  % of Pool     Agg $ Balance      WAC   520 and below  521-540   541-560   561-580   581 and above
----          -----   -----------  ---------     -------------      ---   -------------  -------   -------   -------   -------------
581 & Above   3,999   238,259.53      86.36      952,799,879.93    6.570      0.00%       0.00%     0.00%     0.00%       86.36%
561 - 580       556   167,000.14       8.42       92,852,079.34    7.369      0.00%       0.00%     0.00%     8.42%        0.00%
541 - 560       348   152,929.51       4.82       53,219,471.01    7.657      0.00%       0.00%     4.82%     0.00%        0.00%
521 - 540        27   162,990.39       0.40        4,400,740.58    7.778      0.00%       0.40%     0.00%     0.00%        0.00%
520 & Below       0         0.00       0.00                0.00    0.000      0.00%       0.00%     0.00%     0.00%        0.00%
              -----   ----------     ------    ----------------    -----      -----       -----     -----     -----       ------
TOTAL:        4,930   223,787.46     100.00    1,103,272,170.86    6.694      0.00%       0.40%     4.82%     8.42%       86.36%
              =====   ==========     ======    ================    =====      =====       =====     =====     =====       ======

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
               ---------------------------------------------------------------------------------------------------------------------
                                       LTV                                                      LOAN AMOUNT
               -------------------------------------------------  ------------------------------------------------------------------
               85% LTV       LTV      LTV        LTV      LTV       $50K     $50.01-  $75.01-  $100.01 -  $600.01-   $750-
FICO           & below    85.01-90  90.01-95  95.01-100  100.01+  and below    75K     100K      $600K     750K       900K    >$900K
----           -------    --------  --------  ---------  -------  ---------    ---     ----      -----     ----       ----    ------
581 & Above     55.88%     13.60%     8.43%     8.45%     0.00%     0.20%     1.20%    2.83%     71.20%    7.88%      2.22%    0.83%
561 - 580        5.96%      2.45%     0.01%     0.00%     0.00%     0.11%     0.38%    0.72%      7.21%    0.00%      0.00%    0.00%
541 - 560        4.60%      0.22%     0.00%     0.00%     0.00%     0.11%     0.32%    0.25%      4.14%    0.00%      0.00%    0.00%
521 - 540        0.40%      0.00%     0.00%     0.00%     0.00%     0.01%     0.03%    0.01%      0.35%    0.00%      0.00%    0.00%
520 & Below      0.00%      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%    0.00%      0.00%    0.00%      0.00%    0.00%
                ------     ------     -----     -----     -----     -----     -----    -----     ------    -----      -----    -----
TOTAL:          66.83%     16.28%     8.44%     8.45%     0.00%     0.43%     1.94%    3.81%     82.89%    7.88%      2.22%    0.83%
                ======     ======     =====     =====     =====     =====     =====    =====     ======    =====      =====    =====


                                                          PERCENTAGE OF AGGREGATE COLLATERAL
              ----------------------------------------------------------------------------------------------------------------------
                        DOCUMENTATION                        INTEREST ONLY                            DTI                 OTHER DATA
              -----------------------------------   --------------------------------   ---------------------------------  ----------
                                                                                                                           Not Owner
FICO          Full Doc   Stated Doc   Limited Doc   2yr IO  3yr IO  5yr IO   10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI    Occupied
----          --------   ----------   -----------   ------  ------  ------   -------   --------   --------   -----------    --------
581 & Above    59.11%      26.63%        0.62%       0.00%   0.00%   57.59%   0.00%     51.01%     33.17%      45.02%        2.69%
561 - 580       6.48%       1.82%        0.12%       0.00%   0.00%    3.43%   0.00%      3.29%      1.05%      40.67%        0.09%
541 - 560       4.01%       0.79%        0.03%       0.00%   0.00%    1.94%   0.00%      2.14%      0.54%      41.46%        0.00%
521 - 540       0.34%       0.06%        0.00%       0.00%   0.00%    0.21%   0.00%      0.24%      0.07%      44.19%        0.00%
520 & Below     0.00%       0.00%        0.00%       0.00%   0.00%    0.00%   0.00%      0.00%      0.00%       0.00%        0.00%
               ------      ------        -----       -----   -----   ------   -----     ------     ------      ------        -----
TOTAL:         69.94%      29.30%        0.76%       0.00%   0.00%   63.17%   0.00%     56.69%     34.83%      44.48%        2.78%
               ======      ======        =====       =====   =====   ======   =====     ======     ======      ======        =====




2. LTV

                                                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                                                                           ---------------------------------------------------------
                                                                                                       FICO
                Loan      $ Avge                                           ---------------------------------------------------------
LTV             Count   Loan Amount  % of Pool    Agg $ Balance      WAC   520 and below  521-540   541-560  561-580   581 and above
---             -----   -----------  ---------    -------------      ---   -------------  -------   -------  -------   -------------
80.00 & Below    2,628  244,560.74      58.25     642,705,618.83    6.300       0.00%      0.22%     2.97%     4.32%       50.74%
80.01 - 85.00      470  201,413.52       8.58      94,664,353.67    7.014       0.00%      0.18%     1.63%     1.64%        5.13%
85.01 - 90.00      828  216,861.13      16.28     179,561,018.13    7.122       0.00%      0.00%     0.22%     2.45%       13.60%
90.01 - 95.00      476  195,659.32       8.44      93,133,835.99    7.256       0.00%      0.00%     0.00%     0.01%        8.43%
95.01 - 100.00     528  176,529.06       8.45      93,207,344.24    7.703       0.00%      0.00%     0.00%     0.00%        8.45%
                 -----  ----------     ------   ----------------    -----       -----      -----     -----     -----       ------
TOTAL:           4,930  223,787.46     100.00   1,103,272,170.86    6.694       0.00%      0.40%     4.82%     8.42%       86.36%
                 =====  ==========     ======   ================    =====       =====      =====     =====     =====       ======

                                                         PERCENTAGE OF AGGREGATE COLLATERAL
               ---------------------------------------------------------------------------------------------------------------------
                                       LTV                                                      LOAN AMOUNT
               -------------------------------------------------  ------------------------------------------------------------------
               85% LTV       LTV      LTV        LTV      LTV       $50K     $50.01-  $75.01-  $100.01 -  $600.01-   $750-
LTV            & below    85.01-90  90.01-95  95.01-100  100.01+  and below    75K     100K      $600K     750K       900K    >$900K
---            -------    --------  --------  ---------  -------  ---------    ---     ----      -----     ----       ----    ------
80.00 & Below   58.25%      0.00%     0.00%      0.00%    0.00%      0.22%     0.94%   1.97%     45.26%     6.88%     2.15%    0.83%
80.01 - 85.00    8.58%      0.00%     0.00%      0.00%    0.00%      0.04%     0.18%   0.28%      7.83%     0.18%     0.07%    0.00%
85.01 - 90.00    0.00%     16.28%     0.00%      0.00%    0.00%      0.05%     0.25%   0.58%     14.86%     0.53%     0.00%    0.00%
90.01 - 95.00    0.00%      0.00%     8.44%      0.00%    0.00%      0.02%     0.14%   0.36%      7.93%     0.00%     0.00%    0.00%
95.01 - 100.00   0.00%      0.00%     0.00%      8.45%    0.00%      0.09%     0.43%   0.62%      7.01%     0.30%     0.00%    0.00%
                ------     ------     -----      -----    -----      -----     -----   -----     ------     -----     -----    -----
TOTAL:          66.83%     16.28%     8.44%      8.45%    0.00%      0.43%     1.94%   3.81%     82.89%     7.88%     2.22%    0.83%
                ======     ======     =====      =====    =====      =====     =====   =====     ======     =====     =====    =====

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                          DOCUMENTATION                       INTEREST ONLY                           DTI                 OTHER DATA
                -----------------------------------  --------------------------------  ---------------------------------  ----------
                                                                                                                           Not Owner
LTV             Full Doc   Stated Doc   Limited Doc  2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50   Wtd Avg DTI    Occupied
---             --------   ----------   -----------  ------  ------  ------   -------  --------   --------   -----------    --------
80.00 & Below    48.02%       9.88%        0.36%      0.00%   0.00%   43.25%   0.00%    37.43%      27.74%      45.83%       0.79%
80.01 - 85.00     5.50%       3.03%        0.05%      0.00%   0.00%    4.18%   0.00%     4.12%       1.47%      42.50%       0.32%
85.01 - 90.00     8.85%       7.19%        0.24%      0.00%   0.00%    8.90%   0.00%     7.11%       2.84%      42.03%       1.46%
90.01 - 95.00     3.76%       4.61%        0.07%      0.00%   0.00%    2.95%   0.00%     3.84%       1.61%      42.76%       0.10%
95.01 - 100.00    3.81%       4.59%        0.05%      0.00%   0.00%    3.88%   0.00%     4.19%       1.18%      43.65%       0.10%
                 ------      ------        -----      -----   -----   ------   -----    ------      ------      ------       -----
TOTAL:           69.94%      29.30%        0.76%      0.00%   0.00%   63.17%   0.00%    56.69%      34.83%      44.48%       2.78%
                 ======      ======        =====      =====   =====   ======   =====    ======      ======      ======       =====

3. DTI

                                                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                                                                           ---------------------------------------------------------
                                                                                                       FICO
                Loan      $ Avge                                           ---------------------------------------------------------
DTI             Count   Loan Amount  % of Pool    Agg $ Balance      WAC   520 and below  521-540   541-560  561-580   581 and above
---             -----   -----------  ---------    -------------      ---   -------------  -------   -------  -------   -------------
<= 39.999       1,482   196,160.10     26.35      290,709,261.78    6.863      0.00%       0.10%     1.85%     3.19%       21.20%
40.000 - 44.999   675   229,872.02     14.06      155,163,610.44    6.880      0.00%       0.01%     0.62%     1.61%       11.82%
45.000 - 49.999   893   240,762.47     19.49      215,000,882.35    6.860      0.00%       0.17%     1.29%     1.98%       16.05%
50.000 - 54.999 1,309   236,944.05     28.11      310,159,757.12    6.515      0.00%       0.11%     0.89%     1.34%       25.77%
55.000 >=         571   231,591.35     11.99      132,238,659.17    6.258      0.00%       0.01%     0.17%     0.29%       11.52%
                -----   ----------    ------    ----------------    -----      -----       -----     -----     -----       ------
TOTAL:          4,930   223,787.46    100.00    1,103,272,170.86    6.694      0.00%       0.40%     4.82%     8.42%       86.36%
                =====   ==========    ======    ================    =====      =====       =====     =====     =====       ======

                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                                       LTV                                                      LOAN AMOUNT
                ------------------------------------------------  ------------------------------------------------------------------
                85% LTV      LTV      LTV        LTV      LTV       $50K     $50.01-  $75.01-  $100.01 -  $600.01-   $750-
DTI             & below   85.01-90  90.01-95  95.01-100  100.01+  and below    75K     100K      $600K     750K       900K    >$900K
---             -------   --------  --------  ---------  -------  ---------    ---     ----      -----     ----       ----    ------
<= 39.999        16.39%     5.36%     2.57%     2.03%      0.00%    0.27%     0.93%    1.47%     20.18%    2.41%     0.73%     0.37%
40.000 - 44.999   7.19%     3.31%     1.73%     1.84%      0.00%    0.06%     0.21%    0.56%     11.70%    1.09%     0.45%     0.00%
45.000 - 49.999  10.85%     3.89%     2.07%     2.68%      0.00%    0.06%     0.39%    0.59%     15.89%    1.82%     0.45%     0.28%
50.000 - 54.999  21.96%     2.89%     1.70%     1.56%      0.00%    0.04%     0.26%    0.76%     24.66%    1.71%     0.60%     0.09%
55.000 >=        10.45%     0.82%     0.37%     0.34%      0.00%    0.00%     0.14%    0.44%     10.47%    0.84%     0.00%     0.09%
                 ------    ------     -----     -----      -----    -----     -----    -----     ------    -----     -----     -----
TOTAL:           66.83%    16.28%     8.44%     8.45%      0.00%    0.43%     1.94%    3.81%     82.89%    7.88%     2.22%     0.83%
                 ======    ======     =====     =====      =====    =====     =====    =====     ======    =====     =====     =====
                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                          DOCUMENTATION                       INTEREST ONLY                           DTI                 OTHER DATA
                -----------------------------------  --------------------------------  ---------------------------------  ----------
                                                                                                                           Not Owner
DTI             Full Doc   Stated Doc   Limited Doc  2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50   Wtd Avg DTI    Occupied
---             --------   ----------   -----------  ------  ------  ------   -------  --------   --------   -----------    --------
<= 39.999        15.64%     10.45%         0.25%      0.00%   0.00%   11.13%    0.00%     0.00%      0.00%       30.75%       0.93%
40.000 - 44.999   7.95%      5.95%         0.17%      0.00%   0.00%    6.84%    0.00%     0.00%      0.00%       42.12%       0.34%
45.000 - 49.999  11.28%      8.16%         0.05%      0.00%   0.00%   11.48%    0.00%    16.59%      0.00%       47.21%       0.41%
50.000 - 54.999  23.84%      4.14%         0.13%      0.00%   0.00%   22.79%    0.00%    28.11%     22.84%       52.16%       0.66%
55.000 >=        11.23%      0.60%         0.16%      0.00%   0.00%   10.92%    0.00%    11.99%     11.99%       55.00%       0.43%
                 ------     ------         -----      -----   -----   ------    -----    ------     ------       ------       -----
TOTAL:           69.94%     29.30%         0.76%      0.00%   0.00%   63.17%    0.00%    56.69%     34.83%       44.48%       2.78%
                 ======     ======         =====      =====   =====   ======    =====    ======     ======       ======       =====

4. OCCUPANCY TYPE

                                                                                        PERCENTAGE OF AGGREGATE COLLATERAL
                                                                             -------------------------------------------------------
                                                                                                        FICO
OCCUPANCY            Loan     $ Avge                                         -------------------------------------------------------
TYPE                 Count  Loan Amount  % of Pool    Agg $ Balance    WAC   520 and below  521-540  541-560  561-580  581 and above
----                 -----  -----------  ---------    -------------    ---   -------------  -------  -------  -------  -------------
Primary Residence    4,750  225,820.75    97.22     1,072,648,547.48  6.684       0.00%      0.40%     4.82%    8.33%      83.67%
Investment Property    142  165,180.19     2.13        23,455,587.33  7.070       0.00%      0.00%     0.00%    0.07%       2.05%
Second Home             38  188,632.53     0.65         7,168,036.05  7.075       0.00%      0.00%     0.00%    0.01%       0.64%

                                                             PERCENTAGE OF AGGREGATE COLLATERAL
                    ----------------------------------------------------------------------------------------------------------------
                                          LTV                                                     LOAN AMOUNT
                    -----------------------------------------------  ---------------------------------------------------------------
OCCUPANCY           85% LTV     LTV      LTV        LTV      LTV       $50K    $50.01-  $75.01-  $100.01 -  $600.01-  $750-
TYPE                & below  85.01-90  90.01-95  95.01-100  100.01+  and below   75K     100K      $600K     750K      900K   >$900K
----                -------  --------  --------  ---------  -------  ---------   ---     ----      -----     ----      ----   ------
Primary Residence    65.73%    14.81%    8.34%      8.35%    0.00%     0.41%    1.84%    3.62%     80.42%    7.88%     2.22%   0.83%
Investment Property   0.91%     1.22%    0.00%      0.00%    0.00%     0.01%    0.08%    0.15%      1.88%    0.00%     0.00%   0.00%
Second Home           0.20%     0.25%    0.10%      0.10%    0.00%     0.01%    0.01%    0.03%      0.60%    0.00%     0.00%   0.00%

                                                               PERCENTAGE OF AGGREGATE COLLATERAL
                    ----------------------------------------------------------------------------------------------------------------
                             DOCUMENTATION                      INTEREST ONLY                          DTI                OTHER DATA
                    ---------------------------------  --------------------------------  -------------------------------  ----------
OCCUPANCY                                                                                                                  Not Owner
TYPE                Full Doc  Stated Doc  Limited Doc  2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45  DTI > 50  Wtd Avg DTI    Occupied
----                --------  ----------  -----------  ------  ------  ------   -------  --------  --------  -----------    --------
Primary Residence    67.39%      29.08%       0.76%     0.00%   0.00%  60.93%    0.00%    55.23%     33.82%     44.51%        0.00%
Investment Property   2.02%       0.09%       0.01%     0.00%   0.00%   1.90%    0.00%     1.15%      0.77%     43.49%        2.13%
Second Home           0.53%       0.12%       0.00%     0.00%   0.00%   0.33%    0.00%     0.30%      0.24%     43.66%        0.65%

5. WAC

                                                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                                                                           ---------------------------------------------------------
                                                                                                       FICO
                Loan      $ Avge                                           ---------------------------------------------------------
WAC             Count   Loan Amount  % of Pool    Agg $ Balance      WAC   520 and below  521-540   541-560  561-580   581 and above
---             -----   -----------  ---------    -------------      ---   -------------  -------   -------  -------   -------------
<= 6.999        2,705   268,322.45      65.79    725,812,238.50     6.196      0.00%       0.05%      0.75%   2.98%        62.01%
7.000 - 7.999   1,607   185,320.29      26.99    297,809,705.39     7.453      0.00%       0.20%      2.80%   3.72%        20.27%
8.000 - 8.999     567   132,360.33       6.80     75,048,306.82     8.345      0.00%       0.13%      1.22%   1.61%         3.85%
9.000 - 9.999      51    90,233.73       0.42      4,601,920.15     9.281      0.00%       0.02%      0.06%   0.10%         0.23%
10.000 - 10.999
11.000 >=

                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                                       LTV                                                      LOAN AMOUNT
                ------------------------------------------------  ------------------------------------------------------------------
                85% LTV      LTV      LTV        LTV      LTV       $50K     $50.01-  $75.01-  $100.01 -  $600.01-   $750-
WAC             & below   85.01-90  90.01-95  95.01-100  100.01+  and below    75K     100K      $600K     750K       900K    >$900K
---             -------   --------  --------  ---------  -------  ---------    ---     ----      -----     ----       ----    ------
<= 6.999         53.96%      7.94%    2.87%     1.01%     0.00%      0.04%    0.34%    1.35%      53.99%    7.09%     2.15%    0.83%
7.000 - 7.999    10.67%      6.51%    4.72%     5.10%     0.00%      0.15%    0.82%    1.64%      23.52%    0.79%     0.07%    0.00%
8.000 - 8.999     2.09%      1.73%    0.84%     2.13%     0.00%      0.20%    0.65%    0.77%       5.18%    0.00%     0.00%    0.00%
9.000 - 9.999     0.11%      0.09%    0.01%     0.21%     0.00%      0.04%    0.13%    0.05%       0.20%    0.00%     0.00%    0.00%
10.000 - 10.999
11.000 >=

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                          DOCUMENTATION                       INTEREST ONLY                           DTI                 OTHER DATA
                -----------------------------------  --------------------------------  ---------------------------------  ----------
                                                                                                                           Not Owner
WAC             Full Doc   Stated Doc   Limited Doc  2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50   Wtd Avg DTI    Occupied
---             --------   ----------   -----------  ------  ------  ------   -------  --------   --------   -----------    --------
<= 6.999         48.51%      16.87%        0.41%      0.00%   0.00%   46.82%    0.00%    40.88%     28.58%      45.48%       1.14%
7.000 - 7.999    16.13%      10.55%        0.32%      0.00%   0.00%   13.48%    0.00%    12.44%      5.33%      42.73%       1.54%
8.000 - 8.999     5.04%       1.72%        0.04%      0.00%   0.00%    2.71%    0.00%     3.16%      0.89%      41.96%       0.09%
9.000 - 9.999     0.27%       0.15%        0.00%      0.00%   0.00%    0.15%    0.00%     0.20%      0.03%      41.22%       0.00%
10.000 - 10.999
11.000 >=

6. IO TYPE

                                                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                                                                           ---------------------------------------------------------
                                                                                                       FICO
                Loan      $ Avge                                           ---------------------------------------------------------
IO TYPE         Count   Loan Amount  % of Pool    Agg $ Balance      WAC   520 and below  521-540   541-560  561-580   581 and above
-------         -----   -----------  ---------    -------------      ---   -------------  -------   -------  -------   -------------
0               2,296   176,996.14      36.83    406,383,137.77     7.004     0.00%         0.19%    2.89%    4.98%        28.78%
2 Yr IO
3 Yr IO
5 Yr IO         2,634   264,574.42      63.17    696,889,033.09     6.514     0.00%         0.21%    1.94%    3.43%        57.59%
10 Yr IO

                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                                       LTV                                                      LOAN AMOUNT
                ------------------------------------------------  ------------------------------------------------------------------
                85% LTV      LTV      LTV        LTV      LTV       $50K     $50.01-  $75.01-  $100.01 -  $600.01-   $750-
IO TYPE         & below   85.01-90  90.01-95  95.01-100  100.01+  and below    75K     100K      $600K     750K       900K    >$900K
-------         -------   --------  --------  ---------  -------  ---------    ---     ----      -----     ----       ----    ------
0                19.41%    7.38%      5.49%     4.57%     0.00%      0.39%    1.57%    2.41%     30.08%    1.40%      0.72%    0.26%
2 Yr IO
3 Yr IO
5 Yr IO          47.43%    8.90%      2.95%     3.88%     0.00%      0.04%    0.36%    1.40%     52.82%    6.48%      1.50%    0.57%
10 Yr IO

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                          DOCUMENTATION                       INTEREST ONLY                           DTI                 OTHER DATA
                -----------------------------------  --------------------------------  ---------------------------------  ----------
                                                                                                                           Not Owner
IO TYPE         Full Doc   Stated Doc   Limited Doc  2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50   Wtd Avg DTI    Occupied
-------         --------   ----------   -----------  ------  ------  ------   -------  --------   --------   -----------    --------
0                13.72%      22.84%       0.28%       0.00%   0.00%    0.00%    0.00%    12.69%     4.54%      40.33%         0.54%
2 Yr IO
3 Yr IO
5 Yr IO          56.23%       6.46%       0.48%       0.00%   0.00%   63.17%    0.00%    44.00%    30.29%      46.91%         2.24%
10 Yr IO

7. DOCTYPE

                                                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                                                                           ---------------------------------------------------------
                                                                                                       FICO
                Loan      $ Avge                                           ---------------------------------------------------------
DOCTYPE         Count   Loan Amount  % of Pool    Agg $ Balance      WAC   520 and below  521-540   541-560  561-580   581 and above
-------         -----   -----------  ---------    -------------      ---   -------------  -------   -------  -------   -------------
Full            3,379   228,365.01    69.94      771,645,361.67     6.611      0.00%       0.34%     4.01%     6.48%        59.11%
No Income
 Verification   1,243   188,992.86    21.29      234,918,121.10     6.838      0.00%       0.06%     0.79%     1.82%        18.63%
Stated Plus       271   325,797.35     8.00       88,291,082.53     7.021      0.00%       0.00%     0.00%     0.00%         8.00%
Limited Income
 Verification      37   227,502.85     0.76        8,417,605.56     6.924      0.00%       0.00%     0.03%     0.12%         0.62%

                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                                       LTV                                                      LOAN AMOUNT
                ------------------------------------------------  ------------------------------------------------------------------
                85% LTV      LTV      LTV        LTV      LTV       $50K     $50.01-  $75.01-  $100.01 -  $600.01-   $750-
DOCTYPE         & below   85.01-90  90.01-95  95.01-100  100.01+  and below    75K     100K      $600K     750K       900K    >$900K
-------         -------   --------  --------  ---------  -------  ---------    ---     ----      -----     ----       ----    ------
Full             53.52%      8.85%     3.76%     3.81%    0.00%     0.34%     1.49%   2.64%      55.95%    6.87%     1.93%     0.73%
No Income
 Verification    10.70%      5.73%     3.42%     1.44%    0.00%     0.08%     0.41%   1.10%      19.26%    0.30%     0.14%     0.00%
Stated Plus       2.21%      1.46%     1.19%     3.14%    0.00%     0.01%     0.03%   0.05%       6.95%    0.71%     0.15%     0.10%
Limited Income
 Verification     0.40%      0.24%     0.07%     0.05%    0.00%     0.00%     0.00%   0.03%       0.73%    0.00%     0.00%     0.00%

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                          DOCUMENTATION                       INTEREST ONLY                           DTI                 OTHER DATA
                -----------------------------------  --------------------------------  ---------------------------------  ----------
                                                                                                                           Not Owner
DOCTYPE         Full Doc   Stated Doc   Limited Doc  2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50   Wtd Avg DTI    Occupied
-------         --------   ----------   -----------  ------  ------  ------   -------  --------   --------   -----------    --------
Full             69.94%        0.00%        0.00%     0.00%   0.00%  56.23%    0.00%    44.80%     31.85%       45.84%       2.56%
No Income
 Verification     0.00%       21.29%        0.00%     0.00%   0.00%   0.00%    0.00%     7.10%      2.64%       40.33%       0.21%
Stated Plus       0.00%        8.00%        0.00%     0.00%   0.00%   6.46%    0.00%     4.44%      0.05%       43.87%       0.00%
Limited Income
 Verification     0.00%        0.00%        0.76%     0.00%   0.00%   0.48%    0.00%     0.34%      0.29%       42.38%       0.01%


8. OTHERS

                                                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                                                                           ---------------------------------------------------------
                                                                                                       FICO
                Loan      $ Avge                                           ---------------------------------------------------------
OTHERS          Count   Loan Amount  % of Pool    Agg $ Balance      WAC   520 and below  521-540   541-560  561-580   581 and above
------          -----   -----------  ---------    -------------      ---   -------------  -------   -------  -------   -------------
Manufactured
 Housing
2nd Lien
< 100K          907       73,378.25      6.03     66,554,068.53     7.496      0.00%        0.04%    0.68%      1.19%       4.13%
> 650K          119      748,482.10      8.07     89,069,369.37     6.097      0.00%        0.00%    0.00%      0.00%       8.07%
Ohio            233      127,525.76      2.69     29,713,501.73     7.075      0.00%        0.01%    0.16%      0.40%       2.12%
Nevada           91      256,572.72      2.12     23,348,117.09     6.766      0.00%        0.00%    0.11%      0.29%       1.71%
North CA        386      352,989.84     12.35    136,254,076.32     6.343      0.00%        0.09%    0.51%      0.76%      10.99%
South CA        896      360,578.45     29.28    323,078,286.80     6.322      0.00%        0.09%    1.07%      1.93%      26.19%
Top 11 Loans
 (>=900,000)     11      994,141.83      0.99     10,935,560.16     5.902      0.00%        0.00%    0.00%      0.00%       0.99%

                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                                       LTV                                                      LOAN AMOUNT
                ------------------------------------------------  ------------------------------------------------------------------
                85% LTV      LTV      LTV        LTV      LTV       $50K     $50.01-  $75.01-  $100.01 -  $600.01-   $750-
OTHERS          & below   85.01-90  90.01-95  95.01-100  100.01+  and below    75K     100K      $600K     750K       900K    >$900K
------          -------   --------  --------  ---------  -------  ---------    ---     ----      -----     ----       ----    ------
Manufactured
 Housing
2nd Lien
< 100K            3.51%     0.88%     0.52%      1.13%    0.00%     0.43%      1.94%   3.67%     0.00%     0.00%      0.00%    0.00%
> 650K            7.70%     0.19%     0.00%      0.18%    0.00%     0.00%      0.00%   0.00%     0.00%     5.03%      2.22%    0.83%
Ohio              1.16%     0.64%     0.41%      0.49%    0.00%     0.06%      0.21%   0.36%     2.07%     0.00%      0.00%    0.00%
Nevada            1.56%     0.28%     0.20%      0.08%    0.00%     0.00%      0.01%   0.01%     1.88%     0.12%      0.00%    0.10%
North CA          9.45%     1.83%     0.40%      0.67%    0.00%     0.00%      0.02%   0.04%    10.40%     1.82%      0.07%    0.00%
South CA         23.32%     3.28%     0.95%      1.72%    0.00%     0.00%      0.01%   0.03%    24.03%     3.67%      1.06%    0.47%
Top 11 Loans
 (>=900,000)      0.99%     0.00%     0.00%      0.00%    0.00%     0.00%      0.00%   0.00%     0.00%     0.00%      0.16%    0.83%

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                --------------------------------------------------------------------------------------------------------------------
                          DOCUMENTATION                       INTEREST ONLY                           DTI                 OTHER DATA
                -----------------------------------  --------------------------------  ---------------------------------  ----------
                                                                                                                           Not Owner
OTHERS          Full Doc   Stated Doc   Limited Doc  2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50   Wtd Avg DTI    Occupied
------          --------   ----------   -----------  ------  ------  ------   -------  --------   --------   -----------    --------
Manufactured
 Housing
2nd Lien
< 100K            4.32%       1.68%        0.03%      0.00%   0.00%   1.66%     0.00%    2.40%       1.37%       40.31%        0.29%
> 650K            7.19%       0.88%        0.00%      0.00%   0.00%   6.15%     0.00%    4.07%       2.03%       42.36%        0.00%
Ohio              1.61%       1.09%        0.00%      0.00%   0.00%   1.02%     0.00%    1.28%       0.74%       43.04%        0.04%
Nevada            1.67%       0.44%        0.00%      0.00%   0.00%   1.68%     0.00%    1.29%       0.75%       44.68%        0.14%
North CA          9.74%       2.58%        0.04%      0.00%   0.00%  10.70%     0.00%    8.13%       5.31%       46.52%        0.34%
South CA         22.66%       6.42%        0.20%      0.00%   0.00%  23.23%     0.00%   18.21%      11.09%       45.35%        0.54%
Top 11 Loans
 (>=900,000)      0.89%       0.10%        0.00%      0.00%   0.00%   0.73%     0.00%    0.45%       0.26%       37.84%        0.00%


9. CREDIT GRADES


CREDIT GRADES
please use                                                                             PERCENTAGE OF AGGREGATE COLLATERAL
                                                                           ---------------------------------------------------------
Relevant                                                                                               FICO
Credit Grades   Loan      $ Avge                                           ---------------------------------------------------------
of Originator   Count   Loan Amount  % of Pool    Agg $ Balance      WAC   520 and below  521-540   541-560  561-580   581 and above
-------------   -----   -----------  ---------    -------------      ---   -------------  -------   -------  -------   -------------
A
B
C
D

                                                        PERCENTAGE OF AGGREGATE COLLATERAL
CREDIT GRADES  --------------------------------------------------------------------------------------------------------------------
please use                            LTV                                                      LOAN AMOUNT
Relevant       ------------------------------------------------  ------------------------------------------------------------------
Credit Grades  85% LTV      LTV      LTV        LTV      LTV       $50K      $50.01-  $75.01-  $100.01-  $600.01-   $750-
of Originator  & below   85.01-90  90.01-95  95.01-100  100.01+  and below    75K     100K      $600K     750K       900K    >$900K
-------------  -------   --------  --------  ---------  -------  ---------    ---     ----      -----     ----       ----    ------
A
B
C
D

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
CREDIT GRADES   --------------------------------------------------------------------------------------------------------------------
please use                DOCUMENTATION                       INTEREST ONLY                           DTI                 OTHER DATA
Relevant        -----------------------------------  --------------------------------  ---------------------------------  ----------
Credit Grades                                                                                                              Not Owner
of Originator   Full Doc   Stated Doc   Limited Doc  2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50   Wtd Avg DTI    Occupied
-------------   --------   ----------   -----------  ------  ------  ------   -------  --------   --------   -----------    --------
A
B
C
D

10. TOP 10 MSAs

                                 $ Avge                                             Wtd
                     Loan         Loan        % of                                  Avg    Wtd AVg
TOP 10 MSA          Count        Amount       Pool     Agg $ Balance       WAC      LTV     FICO
----------          -----        ------       ----     -------------       ---      ---     ----
Chicago IL            81       234,127.88     1.72     18,964,358.28      6.842    84.59     646
San Diego CA          45       386,313.01     1.58     17,384,085.67      6.244    79.56     674
Las Vegas NV          55       261,340.41     1.30     14,373,722.31      6.786    79.59     639
Chula Vista CA        28       486,581.37     1.23     13,624,278.49      6.140    80.98     678
Los Angeles CA        31       439,247.46     1.23     13,616,671.40      6.247    77.38     670
San Jose CA           27       470,568.43     1.15     12,705,347.48      6.219    81.72     655
Sacramento CA         44       264,973.27     1.06     11,658,824.09      6.495    83.61     647
Moreno Valley CA      34       259,499.67     0.80      8,822,988.90      6.576    81.49     641
Temecula CA           19       427,963.32     0.74      8,131,303.09      6.366    82.70     647
Fontana CA            25       313,462.73     0.71      7,836,568.34      6.456    80.95     649